                                                                    EXHIBIT 4.16

                                             FOURTH AMENDMENT dated as of
                                    September 7, 2001 (this "Amendment"), to the
                                    Credit Agreement, dated as of July 25, 1997, as heretofore amended (as so amended, and as the same way be further amended, restated, modified or supplemented from time to time, the "Credit Agreement", among FLEMING COMPANIES, INC. (the "Borrower"), the LENDERS from time to time party thereto (the "Lenders"), BANCAMERICA SECURITIES, INC., as Syndication Agent (the "Syndication Agent"), SOCIETE GENERALE, as Documentation Agent (the "Documentation Agent") and THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (the "Administrative Agent").

                  WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the undersigned Lenders are willing to agree to such modifications.

                  NOW THEREFORE, for and in consideration of the premises and the mutual convenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree as follows:

                  SECTION 1. Definitions. All capitalized terms which are defined in the Credit Agreement and not otherwise defined herein or in the recitals hereof shall have the same meanings herein as in the Credit Agreement.

                  SECTION 2. Amendment of Credit Agreement. The Credit Agreement is hereby amended by:

                     (a) Amending and restating in its entirety the final proviso at the end of the first sentence of Section 2.11(c) as follows:

         "; provided further that, in the case of Net Proceeds received by or on behalf of the Borrower or any Subsidiary in respect of (x) the incurrence of up to $300,000,000 in the aggregate of Indebtedness under
         Section 6.03 (a) (iv) or (y) any incurrence of Indebtedness under
         Section 6.03 (a) (v), the Borrower may, within 10 Business Days after such Net Proceeds are received, prepay Revolving Loans in an amount up to the aggregate amount of such Net Proceeds (which such amounts may be subsequently reborrowed pursuant to the terms and conditions of


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         this Agreement) and shall use any remaining amount of such Net Proceeds to prepay Term Borrowings as required above."

                  SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent on behalf of the Lenders as of the date hereof as follows:

         (a) Before and after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct as of the date hereof.

         (b) Immediately after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

         (c) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject only to the operation of the bankruptcy code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

                  SECTION 4. Conditions to Effectiveness. This Amendment shall become effective when the Administrative Agent shall have received counterparts hereof signed by the Borrower, the Required Lenders and Lenders having Term Loans representing more than 50% of the sum of the total outstanding Term Loans at such time (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex or other written confirmation from such party of the execution of a counterpart hereof by such party).

                  SECTION 5. Amendment Fees. In consideration of the agreements of the Lenders contained herein, the Borrower agrees to pay to each Lender that returns an executed signature page of this Amendment not later than 5:00 p.m., New York city time, on September 7, 2001, through the Administrative Agent, an amendment fee (an "Amendment Fee") equal to 0.10% of the aggregate amount, without duplication, of such Lender's Revolving Commitments and outstanding Loans as of the effective date of this Amendment; provided, that no Amendment Fees shall be payable hereunder unless this Amendment becomes effective as provided in Section 4 hereof. The Amendment Fees shall be payable in immediately available funds on the next business day following the effective date of this Amendment. Once paid, the Amendment Fees shall not be refundable.

                  SECTION 6. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto",


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"hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

                  SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed as original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart thereof.

                  SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                      FLEMING COMPANIES, INC.

                                           by       /s/ Matthew Hildreth
                                               ------------------------------
                                               Name:  Matthew Hildreth
                                               Title: Senior Vice President,
                                                      Finance & Treasurer

                                      THE CHASE MANHATTAN BANK,
                                      Individually and as Administrative
                                      Agent,

                                           By       /s/ Signature Illegible
                                               ------------------------------
                                               Name:
                                               Title:  Vice President



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                  To approve the Fourth Amendment:

                  Name of Institution:   Bank of America, N.A.
                                      -------------------------

                                         by  /s/ G. Burton Queen
                                             ---------------------
                                             Name:  G. Burton Queen
                                             Title: Managing Director

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                  To approve the Fourth Amendment:

                  Name of Institution:   Bank of Hawaii
                                      --------------------

                                         by   /s/ Donna R. Parker
                                            -------------------------
                                            Name:  Donna R. Parker
                                            Title: Vice President

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                  To approve the Fourth Amendment:

                  Name of Institution:   Bank of Montreal
                                      -------------------------

                                         by  /s/ Michael P. Joyce
                                            --------------------------
                                            Name:  Michael P. Joyce
                                            Title: Managing Director




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                  To approve the Fourth Amendment:

                  Name of Institution:   BANK OF SCOTLAND
                                      --------------------

                                         by  /s/ Joseph Fratus
                                            ----------------------------
                                            Name:  JOSEPH FRATUS
                                            Title: VICE PRESIDENT


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                  To approve the Fourth Amendment:

                  Name of Institution:  Bear Stearns Investment Products Inc.
                                      ----------------------------------------

                                        by  /s/ Gregory Hanley
                                           ------------------------------
                                           Name:  Gregory Hanley
                                           Title: Vice President



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                  To approve the Fourth Amendment:

                  Name of Institution: Comerica Bank
                                      ----------------

                                       by  /s/ Gerald R. Finney, Jr.
                                          --------------------------------
                                          Name:  Gerald R. Finney, Jr.
                                          Title: Vice President





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                  To approve the Fourth Amendment:

                  Name of Institution: CREDIT LYONNAIS NEW YORK BRANCH
                                      ----------------------------------

                                       by   /s/ Attila Koc
                                          ---------------------
                                            Name:  ATTILA KOC
                                            Title: SENIOR VICE PRESIDENT



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                  To approve the Fourth Amendment:

                  Name of Institution:   Credit Swisse First Boston
                                       ------------------------------

                                         by  /s/ Thomas Hendrick
                                            ---------------------
                                            Name:  THOMAS HENDRICK
                                            Title: MANAGING DIRECTOR


                                         by  /s/ Ronald Gotz
                                            -------------------------
                                                   Ronald Gotz
                                             Assistant Vice President


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                  To approve the Fourth Amendment:

                  Name of Institution:  The Dai-Ichi Kangyo Bank, Ltd.
                                      ---------------------------------

                                        by  /s/ Chimie T. Pemba
                                           ------------------------
                                           Name:  Chimie T. Pemba
                                           Title: Account Officer




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                 To approve the Fourth Amendment:

                 Name of Institution: Eaton Vance Institutional Senior Loan Fund
                                      By:  Eaton Vance Management
                                      As Investment Advisor
                                      ---------------------

                                        by  /s/ Scott H. Page
                                          ---------------------
                                          Name:  SCOTT H. PAGE
                                          Title: VICE PRESIDENT





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                 To approve the Fourth Amendment:

                 Name of Institution: Eaton Vance Institutional Senior Loan Fund
                                      By:  Eaton Vance Management
                                      As Investment Advisor
                                      ---------------------

                                       by  /s/ Scott H. Page
                                          ---------------------
                                          Name:  SCOTT H. PAGE
                                          Title: VICE PRESIDENT




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                  To approve the Fourth Amendment:

                  Name of Institution:  First Hawaiian Bank
                                      ---------------------

                                        by  /s/ Charles L. Jenkins
                                           --------------------------
                                           Name:  Charles L. Jenkins
                                           Title: Vice President, Manager





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                  To approve the Fourth Amendment:

                  Name of Institution:  FLEET NATIONAL BANK
                                      ---------------------

                                         by   /s/ Judith E. Kelly
                                             ---------------------
                                             Name:  JUDITH E. KELLY
                                             Title: DIRECTOR






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                  To approve the Fourth Amendment:

                  Name of Institution:  FORTIS CAPITAL CORP.
                                      ----------------------

                                         by  /s/ John C. Preneta
                                            ------------------------------
                                            Name:  John C. Preneta
                                            Title: Executive Vice President

                                             /s/ K. Loymaw
                                            ------------------------------
                                                 President



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             To approve the Fourth Amendment:

             Name of Institution:  FUJI BANK, LTD.
                                 ---------------------

                                   by  /s/ Nobuoki Koike

                                      ---------------------
                                      Name:  Nobuoki Koike
                                      Title: Vice President & Senior Team Leader



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                  To approve the Fourth Amendment:

                  Name of Institution:  GENERAL ELECTRIC CAPITAL
                                        CORPORATION
                                        -----------

                                         by  /s/ W. Jerome McDermott
                                            ----------------------------
                                            Name:  W. JEROME MCDERMOTT
                                            Title: DULY AUTHORIZED SIGNATORY




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                  To approve the Fourth Amendment:

                  Name of Institution:  GRAYSON & CO
                                        BY BOSTON MANAGEMENT AND RESEARCH
                                        AS INVESTMENT ADVISOR
                                        ---------------------

                                         by  /s/ Scott H. Page
                                            -----------------------------
                                            Name:  SCOTT H. PAGE
                                            Title: VICE PRESIDENT




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                  To approve the Fourth Amendment:

                  Name of Institution:   MANUFACTURERS AND TRADERS
                                         TRUST COMPANY
                                         -------------

                                         by  /s/ Christopher Kania
                                           ---------------------------
                                           Name:  Christopher Kania
                                           Title: Vice President




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                  To approve the Fourth Amendment:

                  Name of Institution:   The Mitsubishi Trust
                                         and Banking Corporation
                                         -----------------------

                                         by  /s/ Toshihiro Hayashi
                                            -------------------------
                                            Name:  Toshihiro Hayashi
                                            Title: Senior Vice President

                  To approve the Fourth Amendment:

                  Name of Institution:  National Bank of Canada
                                      ---------------------------

                                        by  /s/ Curt Queyrouze
                                           ----------------------------
                                           Name:  Curt Queyrouze
                                           Title: Vice-President, Manager


                                        by  /s/ Randall K. Wilhoit
                                           ----------------------------
                                           Name:  Randall K. Wilhoit
                                           Title: Vice-President



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                  To approve the Fourth Amendment:

                  Name of Institution:   National City Bank
                                      -----------------------------

                                         by  /s/ Stephen Bassett
                                            --------------------------
                                            Name:  Stephen Bassett
                                            Title: Account Officer








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                  To approve the Fourth Amendment:

                  Name of Institution:  OXFORD STRATEGIC INCOME FUND
                                        BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR
                                        ---------------------

                                         by  /s/ Scott H. Page
                                            ---------------------
                                            Name:  SCOTT H. PAGE
                                            Title: VICE PRESIDENT


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                  To approve the Fourth Amendment:

                  Name of Institution:  The Sanwa Bank, Limited
                                      --------------------------

                                        by  /s/ John T. Feeney
                                           ------------------------
                                           Name:  John T. Feeney
                                           Title: Vice President



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                  To approve the Fourth Amendment:

                  Name of Institution:   Seaboard CLO 2000 Ltd.
                                      -----------------------------

                                         by  /s/ Sheppard H.C. Davis, Jr.
                                            -------------------------------
                                            Name:  Sheppard H.C. Davis, Jr.
                                            Title: CEO of Seaboard & Co.
                                                   Its Collateral Manager




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                  To approve the Fourth Amendment:

                  Name of Institution:  SENIOR DEBT PORTFOLIO
                                        BY: BOSTON MANAGEMENT AND RESEARCH
                                        AS INVESTMENT ADVISOR
                                        ---------------------

                                        by  /s/ Scott H. Page
                                           -------------------------
                                           Name:  SCOTT H. PAGE
                                           Title: VICE PRESIDENT






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                  To approve the Fourth Amendment:

                  Name of Institution:  SUMITOMO MITSUI BANKING CORPORATION
                                      -------------------------------------

                                        by  /s/ Suresh Tata
                                           ---------------------
                                           Name:  Suresh Tata
                                           Title: Senior Vice President




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                  To approve the Fourth Amendment:

                  Name of Institution:  TEXTRON FINANCIAL CORPORATION
                                      ----------------------------------

                                        by  /s/ Stuart M. Schulman
                                           ----------------------------
                                           Name:  Stuart M. Schulman
                                           Title: Managing Director



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                  To approve the Fourth Amendment:

                  Name of Institution: Transamerica Business Capital Corporation
                                       (successor to Transamerica Business
                                       Credit Corporation)

                                       by  /s/ Stephen K. Goetschius
                                          -------------------------------
                                          Name:  Stephen K. Goetschius
                                          Title: Senior Vice President





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                  To approve the Fourth Amendment:

                  Name of Institution: VAN KAMPREN PRIME RATE INCOME TRUST
                                       By:  Van Kampen Investment Advisory Corp.

                                       by  /s/ Darvin D. Pierce
                                          -------------------------
                                          Name:  Darvin D. Pierce
                                          Title: Executive Director

                                       VAN KAMPEN SENIOR INCOME TRUST
                                       By:  Van Kampen Investment Advisory Corp.

                                       by  /s/ Darvin D. Pierce
                                          --------------------------
                                          Name:  Darvin D. Pierce
                                          Title: Executive Director

                                       VAN KAMPEN CLO I, LIMITED
                                       By: Van Kampen Management Inc.,
                                       as collateral manager

                                       by  /s/ Darvin D. Pierce
                                          --------------------------
                                          Name:  Darvin D. Pierce
                                          Title: Executive Director

                                       VAN KAMPEN CLO II, LIMITED
                                       By: Van Kampen Management Inc.,
                                       as collateral manager

                                       by  /s/ Darvin D. Pierce
                                          ---------------------------
                                          Name:  Darvin D. Pierce
                                          Title: Executive Director